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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) August 3, 1999 (July 27, 1999)

                           CAI WIRELESS SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



      Connecticut                 33-71662                   06-1324691
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    (State or other        (Commission File Number)         (IRS Employer
    jurisdiction of                                       Identification No.)
     incorporation)



                   18 Corporate Woods Blvd., Albany, NY 12211
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (518) 462-2632
                                                           --------------



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          (Former name or former address, if changed since last report)

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Item 5 - OTHER EVENTS

         A. On August 2, 1999, CAI Wireless Systems, Inc. ("CAI") announced that it will hold two special shareholder meetings. A copy of the press release relating to the announcement is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

         B. CAI will hold a special meeting of its shareholders on August 31, 1999 at 10:00 a.m., Eastern time, at The Goodwin Hotel, One Haynes Street, Hartford, Connecticut 06103, for the following purposes:

         1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger, dated as of April 26, 1999, by and among CAI Wireless Systems, Inc., MCI WORLDCOM, Inc. and Cardinal Acquisition Subsidiary Inc., a wholly-owned subsidiary of MCI WorldCom, and the transactions contemplated by the merger agreement. The merger agreement provides, among other things, that:

         -    Cardinal Acquisition Subsidiary will merge with and into CAI;

         - CAI will continue as the surviving corporation and will become a wholly-owned subsidiary of MCI WorldCom; and

         - each CAI common share issued and outstanding at the effective time of the merger (other than shares held by MCI WorldCom, Cardinal Acquisition Subsidiary, CAI and shareholders, if any, who properly exercise their dissenters' rights under Connecticut law) will convert into the right to receive $28.00 per share in cash, without interest.

         2. To transact any other business that is properly brought before the special meeting or any adjournment or postponement of the special meeting.

         The CAI board has fixed the close of business on July 28, 1999 as the record date to determine shareholders who are entitled to receive notice of and vote at the special meeting and any adjournment or postponement of the special meeting. Materials for the special meeting, including a proxy statement and proxy card ,are being mailed to shareholders of record on or about August 2, 1999. The notice and proxy statement are attached to this Current Report as
Exhibit 99.2 and are incorporated herein by reference.

         C. CAI will hold a second special meeting of shareholders on August 31, 1999 at 11:00 a.m., Eastern time, at The Goodwin Hotel in Hartford, Connecticut. The second special meeting is being held pursuant to the demand of MCI WorldCom in accordance with CAI's bylaws and Connecticut law. At the second special meeting, CAI shareholders of record on July 28, 1999 will consider and vote upon three proposals as follows:

         -    a proposal to remove the existing CAI board of directors;

         - a proposal to amend Article IV, Section 1 of CAI's bylaws to, among other things, provide for a two-member CAI board;

         -    a proposal to elect MCI WorldCom's nominees to the CAI board.

         A notice relating to this second special meeting will be sent to CAI shareholders of record on or about August 4, 1999. Neither CAI, MCI WorldCom nor any other person is soliciting proxies for the second special meeting. The notice of the second special meeting is attached to this Current Report as
Exhibit 99.3 and is incorporated herein by reference.


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Item 7 -   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           C.     Exhibits

           EXHIBIT NO.                    EXHIBIT DESCRIPTION

              99.1                 Press Release dated August 2, 1999.

              99.2 Notice of Shareholders Meeting and accompanying Proxy Statement relating to Special Meeting of CAI Shareholders to be held on August 31, 1999 at 10:00 a.m. for the purpose of considering and voting upon a proposed merger with MCI WORLDCOM, Inc.

              99.3 Notice of Shareholders Meeting relating to Special Meeting of CAI Shareholders to be held on August 31, 1999 at 11:00 a.m. for the purposes of removing the existing CAI board of directors, amending the CAI bylaws to, among other things, provide for a two-member board of directors and electing a new CAI board consisting of two members.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        SIGNATURE                      TITLE                          DATE
        ---------                      -----                          ----


   /s/ James P. Ashman
---------------------------   Executive Vice President and        August 2, 1999
     James P. Ashman          Chief Financial Officer




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